UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 3/29/2011

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34581

Delaware	20-0411521
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 29, 2011, Kraton Performance Polymers, Inc. (the “Company”) issued a press release announcing the commencement of an underwritten public offering of 6,000,000 shares of its common stock held by affiliates of TPG Capital, L.P. and J.P. Morgan Partners, LLC (the “Selling Stockholders”).

On March 31, 2011, the Company issued a press release announcing the pricing of the proposed offering at a price of $37.75 per share, which was upsized to 9,988,072 shares of common stock, representing all of the shares of common stock held by the Selling Stockholders.

The press releases announcing the commencement and the pricing of the proposed offering are filed herewith as exhibits 99.1 and 99.2, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Current Report pursuant to Item 8.01.

(d) Exhibits

99.1  Press Release dated March 29, 2011.

99.2  Press Release dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: March 31, 2011	By:	/s/ STEPHEN E. TREMBLAY
Stephen E. Tremblay
Vice President and CFO